Exhibit 99.1

Marchex Reports Fourth Quarter and Full Year 2007 Financial Results, Increases

Stock Repurchase Program

SEATTLE, WA – February 14, 2008 - Marchex, Inc. (NASDAQ: MCHX, MCHXP), a local online advertising company and leading publisher of local content, today reported its results for the fourth quarter of 2007 and full year ended December 31, 2007.

Fourth Quarter 2007 Consolidated Financial Results:

•	Revenue was $37.0 million for the fourth quarter of 2007, compared to $32.6 million for the same period of 2006.

•

GAAP net loss applicable to common stockholders was $774,000 for the fourth quarter of 2007 or $0.02 loss per diluted share. This compares to GAAP net income applicable to common stockholders of $5.0 million or $0.01 loss per diluted share for the same period of 2006. The GAAP diluted EPS calculation in 2006 excludes the effect of the non-cash non-recurring discount on preferred stock redemption of $5.8 million, net of dividends on the redeemed preferred shares of $197,000. The fourth quarter 2007 results included non-cash stock-based compensation expense recorded under the fair value method of $2.1 million, compared to non-cash stock-based compensation expense of $2.6 million for the same period in 2006.

•

We provide a reconciliation of GAAP diluted EPS to Adjusted Non-GAAP EPS in the financial tables attached to this press release and encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures. Adjusted non-GAAP EPS for the fourth quarter of 2007 was $0.08, compared to $0.13 for the same period of 2006. Some Wall Street analysts use non-GAAP measures to analyze our operating results, which may include adjusted non-GAAP EPS, adjusted operating income before amortization and adjusted EBITDA. We present GAAP measures with equal or greater prominence than non-GAAP measures and such non-GAAP measures should not be considered a substitute for, or superior to, GAAP results.

•

Adjusted operating income before amortization was $5.3 million for the fourth quarter of 2007, compared to $8.3 million for the same period of 2006. A reconciliation of non-GAAP adjusted operating income before amortization to GAAP operating income and GAAP net income is included in the financial tables attached to this release.

•

Adjusted EBITDA was $7.9 million in the fourth quarter of 2007, compared to $10.0 million for the same period of 2006. A reconciliation of operating income before taxes, depreciation, amortization and gain/loss on sales of intangible assets to GAAP net cash provided by operating activities is included in the financial tables attached to this release.

Full Year 2007 Results:

•	Revenue for the year ended December 31, 2007 was $139.4 million, compared to $127.8 million for 2006.

•

GAAP net loss applicable to common stockholders was $1.4 million or $0.04 loss per diluted share for 2007. This compares to GAAP net income applicable to common stockholders of $2.8 million or $0.04 loss per diluted share for the same period of 2006. The GAAP diluted EPS calculation in 2006 excludes the effect of the non-cash non-recurring discount on preferred stock redemption of $5.8 million, net of dividends on the redeemed preferred shares of $197,000.

•

As discussed in the summary of the fourth quarter 2007 consolidated financial results, we provide a reconciliation of GAAP diluted EPS to Adjusted Non-GAAP EPS in the financial tables attached to this press release and encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures. Adjusted non-GAAP EPS for 2007 was $0.36, compared to $0.47 for 2006.

•

Adjusted operating income before amortization was $24.0 million for 2007, compared to $33.4 million 2006. A reconciliation of non-GAAP adjusted operating income before amortization to GAAP operating income and GAAP net income is included in the financial tables attached to this release.

•

Adjusted EBITDA was $33.3 million for 2007, compared to $39.5 million for 2006. A reconciliation of operating income before taxes, depreciation, amortization and gain/loss on sales of intangible assets to GAAP net cash provided by operating activities is included in the financial tables attached to this release.

“Marchex’s focus on the local online opportunity led to our positive performance in the fourth quarter and increased momentum in our business,” said Russell C. Horowitz, Marchex Chairman and CEO. “Marchex is achieving leadership in local through two means: first, by building and delivering the most local-centric advertising platform in the industry, supporting clicks and calls; and, second, by delivering unparalleled utility and relevance to local consumers through our network of proprietary local Web sites. Our success in each of these areas is already leading Marchex to a point of scale that few companies in the local online industry possess, and is positioning us to capture increased market share and see accelerating growth.”

Operating Highlights:

Local Advertiser Growth: In the fourth quarter, Marchex added more than 5,000 new advertisers through its aggregator partnerships and direct sales channel. Marchex now has more than 55,000 advertisers using its products and services and, based on current growth rates, anticipates it will have more than 80,000 advertisers using its products and services by the end of 2009.

Local Advertising Services: For the fourth quarter of 2007, revenue from local advertising services was $25.6 million compared to $19.5 million in 2006. One of the primary factors driving growth for the quarter was the continued increase in the number of new advertisers using Marchex products and services.

Local Content Network (proprietary traffic sources): Marchex’s Local Content Network is comprised of two areas: (1) Local Reference Web sites, and (2) community content and features. Local Reference Web sites are those sites within our network that help consumers find local businesses and services, and include sites such as OpenList.com, Yellow.com, and ChicagoDoctors.com. For the fourth quarter of 2007, revenue from proprietary traffic sources was $11.4 million. Additionally, Marchex attracted more than 26 million unique visitors for the month of December 2007 and delivered more than 50 million revenue-generating events and referrals in the fourth quarter. Unique visitor statistics are based on internal traffic logs, which calculate unique IP (Internet protocol) addresses on an unduplicated basis during a given month.

Stock Repurchase Program:

Marchex today announced that it is revising its stock repurchase program to increase the amount of shares available for purchase to up to a total of 5 million shares from 3 million shares previously authorized, less shares repurchased to date.

During the fourth quarter of 2007, Marchex purchased 770,000 shares of its outstanding Class B common stock for a total price of $8.5 million, bringing its total shares repurchased in 2007 to 2.2 million shares, or 5% of its outstanding common stock. Under the revised program, an additional 2.8 million shares remain available for repurchase.

Marchex Financial Guidance:

The following forward-looking statements reflect Marchex’s expectations as of February 14, 2008:

Guidance for fiscal year 2008 (Year ending December 31, 2008):

Revenue estimate:	More than $150 million

Adjusted operating income before amortization estimate:	More than $21 million

Adjusted EBITDA: For adjusted EBITDA, Marchex anticipates add-backs of approximately $9 million in additional depreciation and amortization to its adjusted operating income before amortization range, implying an adjusted EBITDA of more than $30 million for 2008.

Guidance for first quarter 2008:

Revenue estimate:	More than $35.5 million

Adjusted operating income before amortization estimate:	More than $4.5 million

Adjusted EBITDA: For adjusted EBITDA, Marchex anticipates add-backs of approximately $2.3 million in additional depreciation and amortization to its adjusted operating income before amortization range, implying an adjusted EBITDA of more than $6.8 million for the first quarter of 2008.

For color on guidance for the first quarter of 2008, while Marchex anticipates continued momentum in its Local Advertising Services business, the company does expect a seasonal impact from advertisers lowering their budgets relative to the seasonally high fourth quarter. Additionally, Marchex expects revenue from proprietary traffic sources to be in a similar range to or slightly better than the fourth quarter of 2007. This is based on anticipated increases in consumer usage on Marchex’s Local Content Network and increased amounts from third parties, with certain offsets from the company’s ongoing efforts to increase direct sales of advertising inventory and lower sales and marketing expenses on a year-over-year basis.

Conference Call and Webcast Information:

Management will hold a conference call, starting at 5:00 p.m. EDT on Thursday, February 14, 2008 to discuss its fourth quarter and year ended December 31, 2007 financial results and other company updates. To access the call by live Webcast, please log onto the Investor Relations section of the Marchex Web site (www.marchex.com/investors). An archived version of the Webcast will also be available, beginning two hours after completion of the call, at the same location.

About Marchex, Inc.

Marchex (www.marchex.com) is a local online advertising company and leading publisher of local content. Marchex’s innovative advertising platform delivers search- and call-based marketing products and services for local and national advertisers. Marchex’s local content network, one of the largest online, helps consumers make better, more informed local decisions through its network of content-rich Web sites that reach tens of millions of unique visitors each month.

Forward Looking Statements:

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues, acquisitions, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex’s actual results to differ materially from those indicated by such forward-looking statements which are described in the “Risk Factors” section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of February 14, 2008 and Marchex undertakes no duty to update the information provided herein.

Non-GAAP Financial Information:

To supplement Marchex’s consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including OIBA, Adjusted OIBA, Adjusted EBITDA and Adjusted non-GAAP EPS. Marchex also provides Pro Forma Revenue information for the three months and years ended December 31, 2006 and 2007 as if the AreaConnect and Open List asset acquisitions in 2006 and the VoiceStar acquisition in 2007 occurred as of January 1, 2006, and the VoiceStar acquisition in 2007 occurred as of January 1, 2007.

OIBA represents income (loss) from operations plus (1) stock-based compensation expense and (2) amortization of acquired intangible assets. This measure, among other things, is one of the primary metrics by which Marchex evaluates the performance of its business. Additionally, Marchex’s management uses Adjusted OIBA which excludes (1) any gain/loss on sales and disposals of intangible assets and (2) facility relocation as these are viewed as non-recurring in nature. Adjusted OIBA is the basis on which Marchex’s internal budgets are based and by which Marchex’s management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex’s consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other non-cash and non-recurring expenses. Adjusted EBITDA represents income before interest, income taxes, depreciation, amortization, stock compensation expense, and gain/loss on sales of intangible assets. Marchex believes that Adjusted EBITDA is another alternative measure of liquidity to GAAP net cash provided by operating activities that provides meaningful supplemental information regarding liquidity and is used by Marchex’s management to measure its ability to fund operations and its financing obligations.

Adjusted non-GAAP EPS represents Adjusted Net Income divided by weighted average fully diluted shares outstanding for Adjusted non-GAAP EPS purposes. Adjusted Net Income generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain non-recurring items and represents net income (loss) available to common stockholders plus: (1) stock based compensation expense, (2) amortization of acquired intangible assets, (3) gain/loss on sales and disposals of intangible assets, (4) other income (expense), (5) the cumulative effect of changes in accounting principles, (6) facility relocation and less (7) discount on preferred stock redemption. Adjusted non-GAAP EPS includes dilution from options and warrants per the treasury stock method, includes the weighted average number of all potential common shares relating to convertible preferred stock and restricted stock and excludes the weighted average common share equivalents for redeemed preferred shares. Shares outstanding for Adjusted non-GAAP EPS purposes are therefore higher than shares outstanding for GAAP EPS purposes. Financial analysts and investors may use Adjusted non-GAAP EPS to analyze Marchex’s financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions and to evaluate a company’s operating performance compared to that of other companies in its industry.

Marchex’s management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company’s results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. These non-GAAP terms, as defined by Marchex, may not be comparable to similarly titled measures used by other companies. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For further information, contact:

Marchex Investor Relations:

Trevor Caldwell

Vice President of Investor Relations & Strategic Initiatives

Telephone: 206.331.3600

Email: tcaldwell@marchex.com

Marchex Press:

Mark S. Peterson

Telephone: 206.331.3344

Email: mark@marchex.com

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MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(unaudited)

	Three Months Ended December 31,
	2006		2007
Revenue	$32,606,314		$37,008,033

Expenses:
Service costs (1)	15,377,218		20,079,692
Sales and marketing (1)	5,814,305		5,311,134
Product development (1)	2,624,636		3,454,849
General and administrative (1)	3,168,286		4,986,514
Amortization of intangible assets from acquisitions	5,121,162		4,325,618

Total operating expenses	32,105,607		38,157,807

Gain on sales and disposals of intangible assets, net	85,194		997

Income (loss) from operations	585,901		(1,148,777)
Interest income and other, net	835,992		370,827

Income (loss) before provision for income taxes	1,421,893		(777,950)
Income tax expense (benefit)	1,984,954		(21,676)

Net loss	(563,061)		(756,274)
Convertible preferred stock dividends and discount on preferred stock redemption	(5,535,570)		17,891

Net income (loss) applicable to common stockholders	$4,972,509		$(774,165)

Basic net income (loss) applicable to common stockholders	$0.13		$(0.02)
Diluted net loss applicable to common stock holders	$(0.01	)(2)	$(0.02)
Shares used to calculate basic net income (loss) per share applicable to common stockholders	38,845,086		37,735,790
Shares used to calculate diluted net loss per share applicable to common stockholders	39,745,623	(2)	37,735,790

(1) Includes stock-based compensation allocated as follows:
Service costs	$417,166		$(16,737)
Sales and marketing	160,102		(271,161)
Product development	831,983		189,863
General and administrative	1,224,911		2,191,320

Total	$2,634,162		$2,093,285

(2)	Calculation of the 2006 diluted net loss per share applicable to common stockholders excludes the effect of the discount on preferred stock redemption of $5.8 million, net of dividends on the redeemed preferred shares of $197,000. The shares used to calculate the 2006 diluted net loss per share applicable to common stockholders includes the weighted average common share equivalents for the redeemed preferred shares.

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(unaudited)

	Year Ended December 31,
	2006		2007
Revenue	$127,759,475		$139,390,659

Expenses:
Service costs (1)	60,433,611		70,901,141
Sales and marketing (1)	23,050,654		24,962,682
Product development (1)	10,094,967		12,018,010
General and administrative (1)	13,533,215		17,777,790
Amortization of intangible assets from acquisitions	20,465,128		16,930,348
Facility relocation	—		121,124

Total operating expenses	127,577,575		142,711,095

Gain on sales and disposals of intangible assets, net	369,960		283,076

Loss from operations	551,860		(3,037,360)
Interest income and other, net	3,143,363		2,492,493

Income (loss) before provision for income taxes	3,695,223		(544,867)
Income tax expense	4,290,201		960,401

Loss before cumulative effect of a change in accounting principle	(594,978)		(1,505,268)
Cumulative effect of a change in accounting principle, net of tax (2)	151,341		—

Net loss	(443,637)		(1,505,268)
Convertible preferred stock dividends, conversion payment and discount on preferred stock redemption, net	(3,197,341)		(95,148)

Net income (loss) applicable to common stockholders	$2,753,704		$(1,410,210)

Basic net income (loss) per share applicable to common stockholders	$0.07		$(0.04)
Diluted net loss per share applicable to common stockholders	$(0.04	)(3)	$(0.04)
Basic net income (loss) applicable to common stockholders	38,261,884		38,937,697
Diluted net loss applicable to common stock holders	39,500,123	(3)	38,937,697

(1) Includes stock-based compensation allocated as follows:
Service costs	$1,177,773		$285,329
Sales and marketing	2,996,945		565,445
Product development	3,278,513		1,732,880
General and administrative	5,338,287		7,725,515

Total	$12,791,518		$10,309,169

(2)	As a result of the adoption of SFAS 123R, Marchex recorded an amount from the cumulative impact of the accounting change.

(3)	Calculation of the 2006 diluted net loss per share applicable to common stockholders excludes the effect of the discount on preferred stock redemption of $5.8 million, net of dividends on the redeemed preferred shares of $197,000. The shares used to calculate the 2006 diluted net loss per share applicable to common stockholders includes the weighted average common share equivalents for the redeemed preferred shares.

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(unaudited)

	December 31, 2006	December 31, 2007
Assets
Current assets:
Cash and cash equivalents	$46,105,827	$36,456,307
Trade accounts receivable, net	22,035,343	18,307,386
Prepaid expenses and other current assets	2,221,550	2,118,390
Refundable taxes	1,837,166	1,693,695
Deferred tax assets	670,624	867,465

Total current assets	72,870,510	59,443,243
Property and equipment, net	7,280,075	7,357,903
Deferred tax assets	2,444,782	7,447,315
Intangibles and other assets, net	13,318,801	17,381,827
Goodwill	200,738,098	204,766,826
Intangible assets from acquisitions, net	36,735,570	23,797,231

Total assets	$333,387,836	$320,194,345

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$10,739,231	$11,625,779
Accrued expenses and other current liabilities	2,913,152	3,668,342
Deferred revenue	2,430,644	2,906,379

Total current liabilities	16,083,027	18,200,500
Other non-current liabilities	91,907	105,368

Total liabilities	16,174,934	18,305,868
Stockholders’ equity:
Convertible preferred stock	2,342,884	1,446,649
Class A common stock	119,217	113,717
Class B common stock	276,361	298,164
Treasury stock	—	(22,116,275)
Additional paid-in capital	320,607,113	329,858,427
Accumulated deficit	(6,132,673)	(7,712,205)

Total stockholders’ equity	317,212,902	301,888,477

Total liabilities and stockholders’ equity	$333,387,836	$320,194,345

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of Revenue to Pro Forma Revenue

(unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2006	2007	2006	2007
Revenue, as reported	$32,606,314	$37,008,033	$127,759,475	$139,390,659
AreaConnect pro forma revenue	—	—	649,675	—
Open List pro forma revenue	—	—	156,511	—
VoiceStar pro forma revenue	310,654	—	772,971	1,675,712
Pro forma eliminations	—	—	(22,259)	—

Pro forma Revenue	$32,916,968	$37,008,033	$129,316,373	$141,066,371

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Net Income (Loss) to Operating Income Before Amortization (OIBA) and

Adjusted Operating Income Before Amortization (Adjusted OIBA)

(unaudited)

	Three Months Ended December 31,
	2006	2007
Net income (loss) applicable to common stockholders	$4,972,509	$(774,165)
Convertible preferred stock dividends and discount on preferred stock redemption	(5,535,570)	17,891

Net loss	(563,061)	(756,274)
Income tax expense (benefit)	1,984,954	(21,676)

Income (loss) before provision for income taxes	1,421,893	(777,950)
Interest income and other, net	(835,992)	(370,827)

Income (loss) from operations	585,901	(1,148,777)
Stock-based compensation	2,634,162	2,093,285
Amortization of intangible assets from acquisitions	5,121,162	4,325,618

Operating income before amortization (OIBA)	8,341,225	5,270,126
Gain on sales and disposals of intangible assets, net	(85,194)	(997)

Adjusted operating income before amortization (Adjusted OIBA)	$8,256,031	$5,269,129

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Net Income (Loss) to Operating Income Before Amortization (OIBA) and

Adjusted Operating Income Before Amortization (Adjusted OIBA)

(unaudited)

	Year Ended December 31,
	2006	2007
Net income (loss) applicable to common stockholders	$2,753,704	$(1,410,120)
Convertible preferred stock dividends, conversion payment and discount on preferred stock redemption, net	(3,197,341)	(95,148)

Net loss	(443,637)	(1,505,268)
Cumulative effect of a change in accounting principle, net of tax (1)	151,341	—

Loss before cumulative effect of a change in accounting principle	(594,978)	(1,505,268)
Income tax expense	4,290,201	960,401

Income (loss) before provision for income taxes	3,695,223	(544,867)
Interest income and other, net	(3,143,363)	(2,492,493)

Income (loss) from operations	551,860	(3,037,360)
Stock-based compensation	12,791,518	10,309,169
Amortization of intangible assets from acquisitions	20,465,128	16,930,348

Operating income before amortization (OIBA)	33,808,506	24,202,157
Facility relocation	—	121,124
Gain on sales and disposals of intangible assets, net	(369,960)	(283,076)

Adjusted operating income before amortization (Adjusted OIBA)	$33,438,546	$24,040,205

(1)	As a result of the adoption of SFAS 123R, Marchex recorded an amount from the cumulative impact of the accounting change.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation from Net Cash provided by Operating Activities to Adjusted EBITDA

(unaudited)

	Three Months Ended December 31,
	2006	2007
Net cash provided by operating activities	$3,974,053	$9,496,441
Changes in asset and liabilities, net of effects of acquisitions	4,444,289	(1,298,969)
Provision for income taxes	1,984,954	(21,676)
Other item - facility relocation	(10,932)	4,533
Interest income and other, net	(835,592)	(370,721)
Income and excess tax benefits related to stock options	437,667	87,330

Adjusted EBITDA	$9,994,439	$7,896,938

	Year Ended December 31,
	2006	2007
Net cash provided by operating activities	$30,807,871	$37,068,910
Changes in asset and liabilities, net of effects of acquisitions	5,069,636	(4,816,666)
Provision for income taxes	4,290,201	960,401
Other item - facility relocation	32,499	12,614
Interest income and other, net	(3,152,727)	(2,495,630)
Income and excess tax benefits related to stock options	2,463,018	2,550,308

Adjusted EBITDA	$39,510,498	$33,279,937

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(unaudited)

	Three Months Ended December 31,
	2006	2007
Adjusted Non-GAAP EPS	$0.13	$0.08

Net loss per share applicable to common stockholders - diluted (GAAP EPS)	$(0.01)	$(0.02)
Shares used to calculate diluted net loss per share applicable to common stockholders	39,745,623	37,735,790
Net income (loss) applicable to common stockholders	$4,972,509	$(774,165)
Discount on preferred stock redemption	(5,761,134)	—
Stock-based compensation	2,634,162	2,093,285
Amortization of intangible assets from acquisitions	5,121,162	4,325,618
Gain on sales and disposals of intangible assets, net	(85,194)	(997)
Interest income and other, net	(835,992)	(370,827)
Estimated impact of income taxes	(975,429)	(1,880,951)

Adjusted Non-GAAP net income applicable to common stockholders	$5,070,084	$3,391,963

Adjusted Non-GAAP EPS	$0.13	$0.08

Shares used to calculate diluted net loss per share applicable to common stockholders	39,745,623	37,735,790
Weighted average common share equivalents for redeemed preferred shares	(900,537)	—
Weighted average stock options and warrants and common shares subject to repurchase or cancellation (if applicable)	1,591,877	3,747,029

Shares used to calculate Adjusted Non-GAAP EPS	40,436,963	41,482,819

For Adjusted Non-GAAP EPS, the impact of restricted stock (common shares subject to repurchase or cancellation) is based on the weighted average of restricted stock outstanding as compared with diluted shares for GAAP purposes, which included restricted stock on a treasury stock method basis.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(unaudited)

	Year Ended December 31,
	2006	2007
Adjusted Non-GAAP EPS	$0.47	$0.36

Net loss per share applicable to common stockholders - diluted (GAAP EPS)	$(0.04)	$(0.04)
Shares used to calculate diluted net loss per share applicable to common stockholders	39,500,123	38,937,697
Net income (loss) applicable to common stockholders	$2,753,704	$(1,410,120)
Discount on preferred stock redemption	(5,761,134)	(163,867)
Stock-based compensation	12,791,518	10,309,169
Facility relocation	—	121,124
Amortization of intangible assets from acquisitions	20,465,128	16,930,348
Gain on sales and disposals of intangible assets, net	(369,960)	(283,076)
Cumulative effect of a change in accounting principle, net of tax (1)	(151,341)	—
Interest income and other, net	(3,143,363)	(2,492,493)
Estimated impact of income taxes	(7,730,395)	(7,734,810)

Adjusted Non-GAAP net income applicable to common stockholders	$18,854,157	$15,276,275

Adjusted Non-GAAP EPS	$0.47	$0.36

Shares used to calculate diluted net loss per share applicable to common stockholders	39,500,123	38,937,697
Weighted average common share equivalents for redeemed preferred shares	(1,238,239)	—
Weighted average stock options and warrants and common shares subject to repurchase or cancellation (if applicable)	2,090,623	3,382,111

Shares used to calculate Adjusted Non-GAAP EPS	40,352,507	42,319,808

For Adjusted Non-GAAP EPS, the impact of restricted stock (common shares subject to repurchase or cancellation) is based on the weighted average of restricted stock outstanding as compared with diluted shares for GAAP purposes, which included restricted stock on a treasury stock method basis.

(1)	As a result of the adoption of SFAS 123R, Marchex recorded an amount from the cumulative impact of the accounting change.